S000035292 [Member] Investment Strategy - Ariel Global Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGY
Strategy Narrative [Text Block]
The Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets. It will invest in foreign companies directly by purchasing equity securities or indirectly through instruments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $3 billion, measured at the time of initial purchase. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.
The Fund may use various derivative instruments, such as forward contracts, to gain or hedge exposure to certain types of securities or currencies. It may also use ETFs and other instruments to invest significant cash inflows in the market (i.e., reducing “cash drag”). The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. Ariel uses these instruments primarily in an attempt to reduce unintended tracking error versus the Fund’s primary benchmark, decrease the Fund’s exposure to changing security prices or foreign currency risk, or address other factors that affect security values.
The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC, which depends on four interrelated tenets: Active Patience®, Independent Thinking, Focused Expertise, and Bold Teamwork.
Active Patience. We seek to own undervalued, out‑of‑favor, quality businesses whose earnings power is not yet reflected in valuations. We strive to capitalize on price dislocations and short-term market inefficiencies to drive long-term capital appreciation and higher relative risk-adjusted returns compared to the benchmark over a full market cycle.
Independent Thinking. We tap a variety of informational sources to form our own proprietary view of an industry and/or business. The goal is to build a ‘best ideas’ portfolio balanced by exposure limits for individual positions, industry and country weightings. Alpha is generated by having a correct, non‑consensus point of view. The primary reasons a stock will be sold are: (i) if its valuation reaches our investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals.
Focused Expertise. Our investment process begins with clearly defined quantitative and fundamental screening parameters for idea generation. We seek to identify investment controversies and look for discernable investment catalysts signaling a significant inflection in the trajectory of the business, industry, economy and/or geopolitical situation. We consider a range of outcomes for a company’s earnings potential. We also integrate sustainability considerations, including our proprietary Business Resilience Risk Ratings, as part of the broader review of material risks and opportunities for a given investment. Our quantitative view is informed by a proprietary model that considers criteria, such as value, quality and momentum, alongside security, country and sector perspectives. The Fund is a diversified Fund that will typically hold 45–75 securities in its portfolio.
Bold Teamwork. Validation teams are utilized for every company considered to help avoid blind spots in analysis and fully explore all points of view. The validation teams are typically comprised of three investment professionals with clearly defined roles who debate and critique the thesis, review the financial forecasts, and use that information to quantify upside potential and downside risk.